LIQUIDITY (Details Narrative) - USD ($) $ in Thousands	1 Months Ended	3 Months Ended	12 Months Ended
	Jun. 24, 2022	Jun. 30, 2022	Mar. 31, 2022	Mar. 31, 2021
Liquidity
Cash and cash equivalents			$ 23,400
Total current liabilities			800
Warrant liability			30
Net (loss) income			19,200
Cash used in operating activities			6,800
Cash on hand			$ 21,000
Number of stock sold	1,150,000	90,888
Gross proceeds from stock sold	$ 26,500	$ 2,600
Net proceeds from stock sold		$ 2,500
Ooffering and through that process, description			Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and was settled June 28, 2021. The Company incurred aggregate offering expenses for the public offering of approximately $1.8 million, including approximately $1.6 million of management, underwriting and selling expenses. Management believes the funds generated, along with existing cash and cash equivalents, will be sufficient to fund the Company’s research and development activities, as well as the expansion of its operating infrastructure and achievement of numerous developmental milestones. The amount raised is at least sufficient to fund operations through August 2023.